Supplement dated March 15, 2013
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated April 30, 2012

(as supplemented on June 15, 2012, September 14, 2012, November 13, 2012,
November 27, 2012 and December 14, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Accounts
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to David Blake and substitute:

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation

MANAGEMENT OF THE FUNDS
The Manager
In the paragraph that begins at the bottom of page 147 and continues to the top of 148, delete references to David Blake and substitute Matthew Annenberg.
The Sub-Advisors
In the Principal Global Investors, LLC (“PGI”) section, delete the information regarding David M. Blake and substitute:
Matthew Annenberg has been with PGI since 2012. Prior to PGI, he was a managing director at K2 Advisors and at ABM AMRO Bank. He earned a bachelor's degree in Finance from Harvard College. Mr. Annenberg has earned the right to use the Chartered Financial Analyst designation.